Exhibit 10.7

               ACT OF GOODS ACCEPTANCE (1) 0001-1 DATED 01/20/2015


FROM:                                                    TO:

NIMTECH CORP.                                            PAUL CAFETERIA
STR.100, EMIRHAN, 10/2, BLD. A,                          TESVIKIYE MH. 34365
SANLIURFA, TURKEY                                        SISLLI/ISTANBUL, TURKEY



QUANTITY                   DESCRIPTION                   PERCHASE ORDER NO. 0001
--------                   -----------                   -----------------------
25,000.00                  Paper cups                         USD 1,925.00


The commodity, which was adopted by the buyer in quality and range in compliance with the understanding of the parties. The buyer has no claims to the acceptance of the goods.



NIMTECH CORP.                                                     PAUL CAFETERIA